UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     December 15, 2006


                           WATAIRE INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

            Washington                000-49955             91-2060082
            ----------                ---------             ----------
  (State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)            File Number)       Identification No.)


            21550 Oxnard Street. Suite 300, Woodland Hills, CA 91367
            --------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (310) 728-6306


            -------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 11, 2006, Wataire Industries, Inc. (the "Company") entered into a Consulting Agreement (the "1st Consulting Agreement") with Cucoloris Films, Inc. ("Cucoloris"), pursuant to which Cucoloris agreed to act as a consultant in branding, marketing, advertising, media and public relations on behalf of the Company for a period of 12 months. The 1st Consulting Agreement provides for the issuance to Cucoloris of 1,000,000 shares of the Company's common stock (the "Shares"), to be issued pursuant to a Registration Statement on Form S-8 (the "Registration Statement") to be filed by the Company on or before December 31, 2006. The Shares will be deposited into an escrow with an escrow holder reasonably acceptable to both parties, with the Shares being delivered to Cucoloris pursuant to the following schedule: 100,000 Shares shall be released upon the filing of the Registration Statement, an additional 150,000 Shares shall be released on January 15, 2007, an additional 250,000 Shares shall be released on April 15, 2007, an additional 250,000 Shares shall be released on July 15, 2007, and the remaining 250,000 shall be released on October 15, 2007.

     The 1st Agreement contemplated a second agreement (the "2nd Agreement") between the parties pursuant to which Cucoloris would receive additional consideration of $1,000,000 for the same consulting services over the same 12-month term. Other than the cash consideration, the 2nd Agreement entered into on December 12, 2006 contains the same terms as the 1st Agreement. The cash payments are to be made by the Company to Cucoloris on the following schedule: $250,000 on January 15, 2007, an additional $250,000 February 15, 2006, an additional $250,000 on March 15, 2007, and the remaining $250,000 on April 15, 2007.

ITEM 8.01     OTHER EVENTS.

     Pursuant to the 1st Agreement, the Company agreed to issue 1,000,000 Shares to Cucoloris as described in the first paragraph of Item 1.01 above. The Shares are to be issued pursuant to a Registration Statement on Form S-8 to be filed by the Company on or before December 31, 2006. The Shares will be deposited into an escrow with an escrow holder reasonably acceptable to both parties, with the Shares being delivered to Cucoloris pursuant to the following schedule: 100,000 Shares shall be released upon the filing of the Registration Statement, an additional 150,000 Shares shall be released on January 15, 2007, an additional 250,000 Shares shall be released on April 15, 2007, an additional 250,000 Shares shall be released on July 15, 2007, and the remaining 250,000 shall be released on October 15, 2007.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

      (d)  Exhibits.

     10.5 Consulting Agreement dated December 11, 2006 between Wataire Industries, Inc. and Cucoloris Films, Inc.

     10.6 Consulting Agreement dated December 12, 2006 between Wataire Industries, Inc. and Cucoloris Films, Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WATAIRE INTERNATIONAL, INC.

Date: December 15, 2006                   By: /s/ Robert Rosner
                                              -------------------------------
                                          Robert Rosner, President